EXHIBIT 10.36

                        AMENDMENT NO. 2 AND SUPPLEMENT TO
                  RESEARCH COLLABORATION AND LICENSE AGREEMENT


                                                              Amendment   No.  2
                                                        and Supplement dated and
                                                      effective as of October 9,
                                                          1996, between SYNAPTIC
                                                     PHARMACEUTICAL CORPORATION,
                                                          a Delaware corporation
                                                       ("SYNAPTIC"), and MERCK &
                                                         CO., INC., a New Jersey
                                                          corporation ("MERCK").

                                    Recitals

          1. SYNAPTIC and MERCK are parties to a Research Collaboration and License Agreement dated as of November 30, 1993, as amended by Amendment No. 1 dated and effective as of February 15, 1995 (the "Agreement"). Capitalized terms used and not defined in this Amendment No. 2 and Supplement shall have the meanings ascribed to them in the Agreement.

         2. Pursuant to Section 2.1 of the Agreement, the parties have since November 30, 1993, engaged in a RESEARCH PROGRAM in order to identify and develop COMPOUNDS useful for the treatment of BPH.

         3. The original term of the RESEARCH PROGRAM expires on November 30, 1996 (the "Current Expiration Date"), but is subject to continuation on a yearly basis upon the agreement of the parties.

         4. [***] the parties have determined that it is in their mutual best interests to continue to work together [***] and have thus agreed to extend the term of the RESEARCH PROGRAM beyond the Current Expiration Date.

         Accordingly, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:


[*** CONFIDENTIAL TREATMENT REQUESTED]

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         Section 1.  Extension of Term of Research Collaboration.

         (a) Section 2.1 of the Agreement is hereby amended by deleting from the last sentence thereof "on a yearly basis if" and by inserting in lieu thereof "for such period and on such other terms as may be".

         (b) The term of the RESEARCH PROGRAM is hereby extended beyond the Current Expiration Date for the period (the "Extension Period") commencing on December 1, 1996, and ending on November 30, 1997 (the "New Expiration Date"). Such term may be further extended upon the agreement of the parties; provided, however, that any such further extension shall be on terms acceptable to both parties and each party shall notify the other party at least 90 days prior to the New Expiration Date that it is interested in a further extension of the Research Program.

         Section 2.  SYNAPTIC Effort.

          (a) Beginning on December 1, 1996, SYNAPTIC shall dedicate [***] man years to the RESEARCH PROGRAM at a cost per man year of [***]. [***].

         (b) Upon written notification by MERCK to SYNAPTIC that [***] and upon the written request of MERCK, SYNAPTIC's [***] effort in the RESEARCH PROGRAM, as described in paragraph (a) of this Section 2, shall be reduced during the three-month period following such request by up to [***] man years (as specified in such request and determined on an annualized basis) and shall be further reduced following such three-month period to the extent determined by the Joint Research Team.

         (c) SYNAPTIC's [***] effort in the RESEARCH PROGRAM, as described in paragraph (a) of this Section 2, shall continue throughout the Extension Period and terminate on the New Expiration Date.

         (d) Notwithstanding anything contained herein to the contrary, MERCK may terminate the RESEARCH PROGRAM at any time prior to the New Expiration Date if it determines to terminate MERCK's efforts to identify and develop COMPOUNDS useful for the treatment of BPH in their entirety and notifies SYNAPTIC in writing of such determination.

         Section 3. Research Payments. In consideration of the research performed in regard to COMPOUND(S) and PRODUCT, MERCK shall pay SYNAPTIC, within 30 days following the end of each three-month period of the Extension Period (or, if the RESEARCH PROGRAM is terminated pursuant to Section 2(d) above, within 30 days following the end of the period beginning on the first day following the last full three-month period and ending on the effective date of such termination), an amount equal to (a) the number of man years devoted to the RESEARCH PROGRAM during each three-month period (or such shorter period) by members of SYNAPTIC's

[*** CONFIDENTIAL TREATMENT REQUESTED]

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[***]  departments  (such  man  years  to be  determined  for the  period  on an annualized basis), multiplied by (b) the product of (i) [***] and (ii) a fraction the numerator of which is the number of days in such period and the denominator of which is 365.

          Upon any termination of the RESEARCH PROGRAM pursuant to Section 2(d) above, no sums shall be payable by MERCK under this Section 3 except for amounts due or earned but not yet paid as of the effective date of such termination. The foregoing amounts are in addition to the amounts that Merck has paid or is required to pay pursuant to Article 8 of the Agreement.

         Section 4.  Effect of Amendment and Supplement.

         (a) From and after the date first written above, all references in the Agreement to "this AGREEMENT," "hereunder," "hereof," "hereof," "herein," or words of similar import, shall be a reference to the Agreement, as amended by this Amendment No. 2 and Supplement.

         (b) From and after the date first written above, all references in the Agreement to "the RESEARCH PROGRAM" shall be a reference to the RESEARCH PROGRAM conducted during the period beginning on November 30, 1993, and ending on the New Expiration Date in accordance with the Agreement, as amended and supplemented by this Amendment No. 2 and Supplement, or such earlier date as may be specified in a notification from MERCK to SYNAPTIC in accordance with Section 2(d) above.

        (c) Except as expressly amended and supplemented by this Amendment No. 2 and Supplement, the Agreement shall remain in full force and effect and unchanged.


[*** CONFIDENTIAL TREATMENT REQUESTED]

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         IN WITNESS  WHEREOF,  the parties have caused this  Amendment No. 2 and
Supplement to be executed and delivered as of the date first written above.

                                        SYNAPTIC PHARMACEUTICAL CORPORATION

                                        By:    /s/ Kathleen P. Mullinix
                                               ---------------------------
                                        Name:  Kathleen P. Mullinix
                                        Title: Chairman, President and
                                                Chief Executive Officer



                                        MERCK & CO., INC.

                                        By:    /s/
                                        Name:
                                        Title:


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